Exhibit 99.2

Catellus Development Corporation

CATELLUS	[GRAPHIC APPEARS HERE]

SUPPLEMENTAL FINANCIAL PACKAGE

Third Quarter 2003

CATELLUS

DEVELOPMENT CORPORATION

CORPORATE DATA

Catellus Development Corporation is a publicly traded real estate development company that owns and operates approximately 38.2 million square feet of predominantly industrial property in many of the country’s major distribution centers and transportation corridors. The company’s principal objective is sustainable, long-term growth in earnings, which it seeks to achieve by applying its strategic resources: a lower-risk/higher-return rental portfolio, a focus on expanding that portfolio through development, and the deployment of its proven land development skills to select opportunities where it can generate profits to recycle back into its business. More information on the company is available at www.catellus.com.

Company Information

Corporate Office:

201 Mission St., 2nd Floor

San Francisco, CA 94105

Phone: (415) 974-4500

Fax: (415) 974-4550

www.catellus.com

Investor Contact Information

Investor Relations:

Minnie Wright, Director

Phone: (415) 974-4649

Fax: (415) 974-4550

Email: minnie_wright@catellus.com

Stock Information

NYSE Ticker Symbol: CDX

Shares outstanding as of September 30 = 91,690,645

Shares outstanding - diluted as of September 30 = 93,124,634

Closing stock price on September 30 = 24.45

Average daily volume for the quarter: 287,000

Senior Management

Nelson C. Rising, Chairman and Chief Executive Officer

Timothy J. Beaudin, Executive Vice President

C. William Hosler, Senior Vice President and Chief Financial Officer

Vanessa Washington, Senior Vice President and General Counsel

Ted Antenucci, President, Suburban Development

Doug Gardner, President, Urban Development

Mark Schuh, Executive Vice President, Urban Development

Paul Lockie, Vice President and Controller

Margan Mitchell, Vice President, Corporate Communications

Mike Wenzell, Vice President, Corporate Strategic Initiatives

Research Coverage

Banc of America - Lee Schalop (212) 847-5677

GreenStreet Advisors - Jim Sullivan (949) 640-8780

Lehman Brothers - David Shulman/David Harris (212) 526-3413 / 526-1790

McDonald Investments - Anatole Pevnev (216) 263-4783

Merrill Lynch - Steve Sakwa (212) 449-0335

Morgan Stanley - Gregory Whyte (212) 761-6331

RBC Capital - David Copp/Jay Leupp (415) 633-8558 / 633-8588

Salomon Smith Barney - Jonathan Litt (212) 816-0231

Wachovia Securities - Christopher Haley (443) 263-6773

The accompanying financial statements and supplemental information are considered unaudited and should be read in conjunction with the Company’s report on Form 10-K/A for the fiscal year ended December 31, 2002, filed with the SEC and Form 10-Q for the quarter ended September 30, 2003, which is expected to be filed with the SEC by November 14, 2003.

CATELLUS

DEVELOPMENT CORPORATION

SUPPLEMENTAL FINANCIAL PACKAGE

September 30, 2003

TABLE OF CONTENTS

FINANCIALS

CONSOLIDATED

Key financial data	1 - 2
Consolidated balance sheet	3
Consolidated statement of operations	5
Consolidated statement of cash flows	6
Funds from operations	7-10
Balance sheet detail and fully diluted shares outstanding	11
Debt analysis	12
Capital expenditures	13

OPERATING SEGMENTS

Property book value by segment	14
Gross margin on property sales	15

ADDITIONAL INFORMATION

PORTFOLIO DATA

Net operating income and square feet by state	16
Same space net operating income	17
Full quarter net operating income by state	18
Buildings owned & occupancy	19
Lease expirations	20
Ten largest tenants	21

DEVELOPMENT LAND INVENTORY

Consolidated	22
Suburban Commercial	23

DEVELOPMENT ACTIVITY (Suburban Commercial and Urban Development)

Construction starts and completions - Suburban Commercial	24
Properties under construction - Suburban Commercial	25
Work in process - Suburban Commercial	26
Construction starts and completions - Urban	27
Properties under construction - Urban	28
Work in process - Urban	29

RESIDENTIAL ACTIVITY

Suburban Residential land inventory	30

DEFINITIONS	31

CATELLUS

DEVELOPMENT CORPORATION

Key Financial Data

(In thousands, except per share data)

	For the Three Months Ended or as of
	September 30, 2003	June 30, 2003	March 31, 2003	December 31, 2002	September 30, 2002
Share Data - End of Period
Common shares outstanding - basic	91,691	88,626	87,318	87,170	87,158
Common shares outstanding - diluted	93,125	91,259	90,274	89,892	89,327

Share Price
At end of period	$24.45	$22.00	$21.00	$19.85	$18.45
High during quarter	$24.64	$23.29	$21.70	$19.85	$20.79
Low during quarter	$22.10	$21.00	$19.05	$16.85	$17.12

Market Capitalization
Market value of common equity	$2,241,845	$1,949,772	$1,833,684	$1,730,325	$1,608,065
Total debt	1,435,848	1,482,178	1,498,321	1,500,955	1,480,231

Total market capitalization	$3,677,693	$3,431,950	$3,332,005	$3,231,280	$3,088,296

Total debt / total market capitalization	39.04%	43.19%	44.97%	46.45%	47.93%

Selected Balance Sheet Data
Book value of real estate assets (before accum. dep.)	$2,549,606	$2,490,887	$2,476,382	$2,448,081	$2,415,846
Total assets	$2,673,933	$2,662,419	$2,639,321	$2,695,449	$2,643,827
Total liabilities	$1,990,609	$2,049,897	$2,067,607	$2,149,480	$2,118,939
Total shareholders’ equity	$683,324	$612,522	$571,713	$545,969	$524,888

Income Items
Net income	$20,949	$19,254	$23,411	$20,878	$14,655
Core Segment FFO as adjusted (1)	$32,687	$38,293	$38,669	$31,935	$29,261
Lease termination fees	$—	$58	$1,101	$—	$971
Straight line rent adjustment	$1,909	$1,742	$1,504	$1,324	$1,048

Per Share Data (diluted)
Earnings per share	$0.23	$0.21	$0.26	$0.23	$0.16
Core Segment FFO per share as adjusted (1)	$0.35	$0.42	$0.43	$0.36	$0.33

Portfolio Data
Rental property - square feet owned	38,203	37,403	36,716	36,976	36,477
Rental property - square feet leased	36,403	35,298	34,491	34,957	34,450
Rental property - occupancy %	95.3%	94.4%	93.9%	94.5%	94.4%

Construction Activity - Suburban Commercial and Urban (in sq. ft.)
Under construction, beginning of period	4,399	4,661	4,100	3,223	4,288
Construction starts during period	—	1,377	1,200	1,378	985
Less: construction completed - retained in portfolio	(801)	(736)	(494)	(501)	(2,050)
Less: construction completed - design build/fee	—	(185)	(145)	—	—
Less: construction completed - build to sell	(4)	(600)	—	—	—
Less: construction completed - joint venture development	(187)	(118)	—	—	—

Under construction, end of period	3,407	4,399	4,661	4,100	3,223

Sales Backlog
Core Segment - income property sales	$9,277	$—	$—	$4,410	$—
Core Segment - development sales	$35,697	$33,031	$47,206	$47,625	$36,663
Urban/Residential/Other Segment - assets sales	$129,578	$103,482	$75,994	$129,176	$209,521

(1)	A reconciliation of net income to funds from operations (FFO) is provided on pages 7-10

CATELLUS

DEVELOPMENT CORPORATION

Key Financial Data Reconciliation

(In thousands, except ratios)

	For the Three Months Ended
	September 30, 2003	June 30, 2003	March 31, 2003	December 31, 2002	September 30, 2002
Reconciliation to EBITDA (1)
Net Income	$20,949	$19,254	$23,411	$20,878	$14,655
Interest expense	15,923	17,164	16,821	17,352	16,441
Capitalized interest in cost of sales	1,615	1,584	437	2,441	325
Income taxes	12,415	12,018	13,614	8,590	9,908
Depreciation and amortization	18,066	17,738	16,699	17,233	17,600

EBITDA (1)	$68,968	$67,758	$70,982	$66,494	$58,929

Interest Charges (1)
Interest expense	$15,923	$17,164	$16,821	$17,352	$16,441
Less non-cash interest (amortization of deferred loan fees)	(1,104)	(1,093)	(1,119)	(1,159)	(1,436)
Capitalized interest - net of reimbursements	5,743	4,607	3,896	5,165	5,314

Total interest charges	$20,562	$20,678	$19,598	$21,358	$20,319

Fixed Charges
Total interest charges	$20,562	$20,678	$19,598	$21,358	$20,319
Regularly scheduled principal payments	5,991	5,487	5,513	5,758	5,137

Total fixed charges	$26,553	$26,165	$25,111	$27,116	$25,456

Ratios
Interest coverage ratio	3.35	3.28	3.62	3.11	2.90
Fixed charge coverage ratio	2.60	2.59	2.83	2.45	2.31

(1)	Includes discontinued operations. See Statement of Operations

CATELLUS

DEVELOPMENT CORPORATION

Consolidated Balance Sheet

(In thousands)

(Unaudited)

	September 30, 2003	December 31, 2002
Assets

Properties	$2,549,606	$2,448,081
Less accumulated depreciation	(443,649)	(399,923)

	2,105,957	2,048,158
Other assets and deferred charges, net	250,334	273,853
Notes receivable, less allowance	56,696	44,947
Accounts receivable, less allowance	16,739	14,211
Assets held for sale	6,332	2,760
Restricted cash and investments	43,901	36,593
Cash and cash equivalents	193,974	274,927

Total	$2,673,933	$2,695,449

Liabilities and Stockholders’ Equity

Mortgage and other debt	$1,430,590	$1,500,955
Accounts payable and accrued expenses	96,061	117,493
Deferred credits and other liabilities	157,009	151,466
Liabilities associated with assets held for sale	5,303	3,233
Deferred income taxes	301,646	318,970
Minority interest	—	57,363

Total liabilities	1,990,609	2,149,480

Stockholders’ Equity
Common stock, 115,338 and 110,817 shares issued, and 91,691 and 87,170 shares outstanding at September 30, 2003 and December 31, 2002, respectively	1,153	1,108
Paid-in capital	605,058	531,362
Treasury stock, at cost (23,647 shares at September 30, 2003 and December 31, 2002)	(401,082)	(401,082)
Accumulated earnings	478,195	414,581

Total stockholders’ equity	683,324	545,969

Total	$2,673,933	$2,695,449

CATELLUS

DEVELOPMENT CORPORATION

Pro Forma Consolidated Balance Sheet

As of September 30, 2003

(In thousands)

(Unaudited)

	Total	Core Segment	Urban/Res. & Other Segment
Assets

Properties, net of accumulated depreciation	$2,105,957	$1,695,642	$410,315
Other assets and deferred charges, net	250,334	163,248	87,086
Notes receivable, less allowance	56,696	25,289	31,407
Accounts receivable, less allowance	16,739	14,844	1,895
Assets held for sale	6,332	6,332	—
Restricted cash and investments	43,901	43,901	—
Cash and cash equivalents	193,974	193,974	—

Total assets	$2,673,933	$2,143,230	$530,703

Liabilities and Stockholders’ Equity

Mortgage and other debt	$1,430,590	$1,412,191	$18,399
Accounts payable and accrued expenses	96,061	70,908	25,153
Deferred credits and other liabilities	157,009	150,598	6,411
Liabilities associated with assets held for sale	5,303	5,303	—
Deferred income taxes	301,646	257,620	44,026

Total liabilities	1,990,609	1,896,620	93,989

Stockholders’ Equity	683,324	246,610	436,714

Total liabilities and stockholders’ equity	$2,673,933	$2,143,230	$530,703

CATELLUS

DEVELOPMENT CORPORATION

Consolidated Statement of Operations

(In thousands, except per share data)

(Unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2003	2002	2003	2002
Revenue
Rental revenue	$75,180	$65,424	$223,323	$192,699
Sales revenue	45,515	10,299	78,425	108,991
Management, development and other fees	2,954	2,755	9,901	5,651

	123,649	78,478	311,649	307,341

Costs and expenses
Property operating costs	(23,076)	(18,004)	(62,607)	(50,841)
Cost of sales	(27,171)	(2,471)	(50,424)	(69,723)
Selling, general and administrative expenses	(9,877)	(5,824)	(21,031)	(19,804)
Corporate administrative expenses	(5,488)	(4,284)	(14,392)	(12,748)
Depreciation and amortization	(18,066)	(17,317)	(52,358)	(45,666)

	(83,678)	(47,900)	(200,812)	(198,782)

Operating income	39,971	30,578	110,837	108,559

Other income
Equity in earnings of operating joint ventures, net	540	993	5,199	6,838
Equity in earnings of development joint ventures, net	7,553	4,201	16,834	19,825
Gain on non-strategic asset sales	928	421	8,285	7,242
Interest income	1,745	2,695	5,458	7,840
Other	581	903	2,530	9,069

	11,347	9,213	38,306	50,814

Other expenses
Interest expense	(15,893)	(16,305)	(49,740)	(42,634)
REIT transition costs	(1,416)	—	(4,779)	—
Other	(411)	268	(607)	(1,177)

	(17,720)	(16,037)	(55,126)	(43,811)

Income before minority interests, income taxes and discontinued operations	33,598	23,754	94,017	115,562

Minority interests	—	(1,527)	—	(4,580)

Income before income taxes and discontinued operations	33,598	22,227	94,017	110,982

Income tax expense	(12,508)	(8,967)	(34,989)	(44,661)

Income from continuing operations	21,090	13,260	59,028	66,321

Discontinued operations, net of income tax:
Gain (loss) from disposal of discontinued operations	(201)	1,277	4,218	13,332
Income from discontinued operations	60	118	368	125

Net gain (loss) from discontinued operations	(141)	1,395	4,586	13,457

Net income	$20,949	$14,655	$63,614	$79,778

Income per share from continuing operations
Basic	$0.23	$0.15	$0.67	$0.76

Assuming dilution	$0.23	$0.15	$0.65	$0.74

Income per share from discontinued operations
Basic	$0.00	$0.02	$0.05	$0.16

Assuming dilution	$0.00	$0.01	$0.05	$0.15

Net income per share
Basic	$0.23	$0.17	$0.72	$0.92

Assuming dilution	$0.23	$0.16	$0.70	$0.89

Average number of common shares outstanding - basic	90,224	87,150	88,409	86,928

Average number of common shares outstanding - diluted	92,339	89,603	91,082	89,539

CATELLUS

DEVELOPMENT CORPORATION

Consolidated Statement of Cash Flows

(In thousands)

(Unaudited)

	Nine Months Ended 09/30/03	Nine Months Ended 09/30/02
Cash flows from operating activities:
Net income	$63,614	$79,778
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	52,358	45,666
Deferred income taxes	781	21,975
Deferred gain recognized	(3,576)	(15,856)
Amortization of deferred loan fees and other costs	3,316	4,834
Equity in earnings of joint ventures	(22,033)	(26,663)
Operating distributions from joint ventures	19,754	72,770
Gain on sale of investment property	(7,030)	(22,305)
Cost of development property sold and non-strategic assets sold	49,229	66,304
Capital expenditures for development properties	(62,981)	(43,220)
Other, net	(2,699)	10,751
Changes in deferred credits and other liabilities	13,548	13,155
Changes in other operating assets and liabilities	11,976	(45,381)

Net cash provided by operating activities	116,257	161,808

Cash flows from investing activities:
Net proceeds from sale of investment property	27,800	29,390
Capital expenditures for investment property	(202,803)	(246,354)
Payment of reimbursable construction costs	(5,128)	(32,497)
Distributions from joint ventures	8,601	—
Contributions to joint ventures	(6,028)	(13,403)
Net increase in restricted cash	(7,308)	(28,056)

Net cash used in investing activities	(184,866)	(290,920)

Cash flows from financing activities:
Borrowings	70,262	381,386
Repayment of borrowings	(131,980)	(211,910)
Distributions to minority partners	(4,551)	(4,540)
Proceeds from issuance of common stock	53,925	8,592

Net cash (used in) provided by financing activities	(12,344)	173,528

Net (decrease) increase in cash and cash equivalents	(80,953)	44,416
Cash and cash equivalents at beginning of period	274,927	222,695

Cash and cash equivalents at end of period	$193,974	$267,111

Supplemental disclosures of cash flow information:
Cash paid during the period for:
Interest (net of amount capitalized)	$46,500	$37,917
Income taxes	$57,923	$22,926
Non-cash financing activities:
Debt forgiveness-property reconveyance	$6,536	$—

CATELLUS

DEVELOPMENT CORPORATION

Reconciliation of Net Income to Funds From Operations

For the three months ended September 30, 2003

(In thousands, except per share data)

(Unaudited)

	Three Months Ended September 30, 2003				Total
	Core Segment	Urban/Res. & Other Segment	Subtotal	Discontinued Operations
Revenue
Rental revenue	$75,337	$—	$75,337	$(157)	$75,180
Sales revenue	2,106	43,409	45,515	—	45,515
Management, development and other fees	1,695	1,259	2,954	—	2,954

	79,138	44,668	123,806	(157)	123,649

Costs and expenses
Property operating costs	(23,102)	—	(23,102)	26	(23,076)
Cost of sales	(2,090)	(25,416)	(27,506)	335	(27,171)
Selling, general and administrative expenses	(3,439)	(6,438)	(9,877)	—	(9,877)
Corporate administrative costs	(4,802)	(686)	(5,488)	—	(5,488)
Depreciation and amortization	(17,788)	(278)	(18,066)	—	(18,066)

	(51,221)	(32,818)	(84,039)	361	(83,678)

Operating income	27,917	11,850	39,767	204	39,971

Other income
Equity in earnings of operating joint ventures, net	540	—	540	—	540
Equity in earnings of development joint ventures, net	—	7,553	7,553	—	7,553
Gain on non-strategic asset sales	—	928	928	—	928
Interest income	915	830	1,745	—	1,745
Other	(4)	585	581	—	581

	1,451	9,896	11,347	—	11,347

Other expenses
Interest expense	(15,923)	—	(15,923)	30	(15,893)
REIT transition costs	—	(1,416)	(1,416)	—	(1,416)
Other	(258)	(153)	(411)	—	(411)

	(16,181)	(1,569)	(17,750)	30	(17,720)

Income before income taxes and discontinued operations	13,187	20,177	33,364	234	33,598
Income tax expense	(4,344)	(8,071)	(12,415)	(93)	(12,508)

Income from continuing operations	8,843	12,106	20,949	141	21,090

Discontinued operations, net of income tax
Loss from disposal of discontinued operations	—	—	—	(201)	(201)
Income from discontinued operations	—	—	—	60	60

Loss from discontinued operations	—	—	—	(141)	(141)

Net income	$8,843	$12,106	$20,949	$—	$20,949

Depreciation	18,091	429	18,520	—	18,520
Loss on property sales	301	—	301	—	301

Funds from operations (FFO)	27,235	12,535	39,770	—	39,770
Hypothetical tax savings	5,452	—	5,452	—	5,452

FFO as adjusted for hypothetical tax savings	$32,687	$12,535	$45,222	$—	$45,222

FFO per share
Basic	$0.30	$0.14	$0.44	$—	$0.44

Assuming dilution	$0.29	$0.14	$0.43	$—	$0.43

FFO as adjusted for hypothetical tax savings per share
Basic	$0.36	$0.14	$0.50	$—	$0.50

Assuming dilution	$0.35	$0.14	$0.49	$—	$0.49

Average number of common shares outstanding-basic	90,224	90,224	90,224	90,224	90,224
Average number of common shares outstanding-diluted	92,339	92,339	92,339	92,339	92,339

See definition of FFO. Core Segment FFO is consistent with what the Company has given historically for FFO guidance and is consistent with what the Company referred to as “Modified FFO” at quarter end June 30, 2003.

CATELLUS

DEVELOPMENT CORPORATION

Reconciliation of Net Income to Funds From Operations

For the three months ended September 30, 2002

(In thousands, except per share data)

(Unaudited)

	Three Months Ended September 30, 2002				Total
	Core Segment	Urban/Res. & Other Segment	Subtotal	Discontinued Operations
Revenue
Rental revenue	$66,191	$—	$66,191	$(767)	$65,424
Sales revenue	4,782	10,003	14,785	(4,486)	10,299
Management, development and other fees	1,364	1,391	2,755	—	2,755

	72,337	11,394	83,731	(5,253)	78,478

Costs and expenses
Property operating costs	(18,156)	—	(18,156)	152	(18,004)
Cost of sales	(853)	(3,964)	(4,817)	2,346	(2,471)
Selling, general and administrative expenses	(2,623)	(3,201)	(5,824)	—	(5,824)
Corporate administrative costs	(3,749)	(535)	(4,284)	—	(4,284)
Depreciation and amortization	(17,067)	(533)	(17,600)	283	(17,317)

	(42,448)	(8,233)	(50,681)	2,781	(47,900)

Operating income	29,889	3,161	33,050	(2,472)	30,578

Other income
Equity in earnings of operating joint ventures, net	993	—	993	—	993
Equity in earnings of development joint ventures, net	—	4,201	4,201	—	4,201
Gain on non-strategic asset sales	—	421	421	—	421
Interest income	1,021	1,674	2,695	—	2,695
Other	845	58	903	—	903

	2,859	6,354	9,213	—	9,213

Other expenses
Interest expense	(16,441)	—	(16,441)	136	(16,305)
REIT transition costs	—	—	—	—	—
Other	479	(211)	268	—	268

	(15,962)	(211)	(16,173)	136	(16,037)

Income before minority interests, income taxes and discontinued operations	16,786	9,304	26,090	(2,336)	23,754
Minority Interest	(1,527)	—	(1,527)	—	(1,527)

Income before income taxes and discontinued operations	15,259	9,304	24,563	(2,336)	22,227
Income tax expense	(6,186)	(3,722)	(9,908)	941	(8,967)

Income from continuing operations	9,073	5,582	14,655	(1,395)	13,260

Discontinued operations, net of income tax
Gain from disposal of discontinued operations	—	—	—	1,277	1,277
Income from discontinued operations	—	—	—	118	118

Gain from discontinued operations	—	—	—	1,395	1,395

Net income	$9,073	$5,582	$14,655	$—	$14,655
Depreciation	16,917	317	17,234	—	17,234
Gain on property sales	(2,789)	—	(2,789)	—	(2,789)

Funds from operations (FFO)	23,201	5,899	29,100	—	29,100
Hypothetical tax savings	6,060	—	6,060	—	6,060

FFO as adjusted for hypothetical tax savings	$29,261	$5,899	$35,160	$—	$35,160

FFO per share
Basic	$0.27	$0.06	$0.33	$—	$0.33

Assuming dilution	$0.26	$0.06	$0.32	$—	$0.32

FFO as adjusted for hypothetical tax savings per share
Basic	$0.34	$0.06	$0.40	$—	$0.40

Assuming dilution	$0.33	$0.06	$0.39	$—	$0.39

Average number of common shares outstanding-basic	87,150	87,150	87,150	87,150	87,150
Average number of common shares outstanding-diluted	89,603	89,603	89,603	89,603	89,603

See definition of FFO. Core Segment FFO is consistent with what the Company has given historically for FFO guidance and is consistent with what the Company referred to as “Modified FFO” at quarter end June 30, 2003.

CATELLUS

DEVELOPMENT CORPORATION

Reconciliation of Net Income to Funds From Operations

For the nine months ended September 30, 2003

(In thousands, except per share data)

(Unaudited)

	Nine Months Ended September 30, 2003				Total
	Core Segment	Urban/Res. & Other Segment	Subtotal	Discontinued Operations
Revenue
Rental revenue	$224,520	$—	$224,520	$(1,197)	$223,323
Sales revenue	58,616	48,011	106,627	(28,202)	78,425
Management, development and other fees	5,599	4,302	9,901	—	9,901

	288,735	52,313	341,048	(29,399)	311,649

Costs and expenses
Property operating costs	(62,882)	—	(62,882)	275	(62,607)
Cost of sales	(45,215)	(26,381)	(71,596)	21,172	(50,424)
Selling, general and administrative expenses	(9,406)	(11,625)	(21,031)	—	(21,031)
Corporate administrative costs	(12,593)	(1,799)	(14,392)	—	(14,392)
Depreciation and amortization	(51,675)	(828)	(52,503)	145	(52,358)

	(181,771)	(40,633)	(222,404)	21,592	(200,812)

Operating income	106,964	11,680	118,644	(7,807)	110,837

Other income
Equity in earnings of operating joint ventures, net	5,199	—	5,199	—	5,199
Equity in earnings of development joint ventures, net	—	16,834	16,834	—	16,834
Gain on non-strategic asset sales	—	8,285	8,285	—	8,285
Interest income	2,427	3,036	5,463	(5)	5,458
Other	1,945	585	2,530	—	2,530

	9,571	28,740	38,311	(5)	38,306

Other expenses
Interest expense	(49,908)	—	(49,908)	168	(49,740)
REIT transition costs	—	(4,779)	(4,779)	—	(4,779)
Other	(591)	(16)	(607)	—	(607)

	(50,499)	(4,795)	(55,294)	168	(55,126)

Income before income taxes and discontinued operations	66,036	35,625	101,661	(7,644)	94,017
Income tax expense	(23,797)	(14,250)	(38,047)	3,058	(34,989)

Income from continuing operations	42,239	21,375	63,614	(4,586)	59,028

Discontinued operations, net of income tax
Gain from disposal of discontinued operations	—	—	—	4,218	4,218
Income from discontinued operations	—	—	—	368	368

Gain from discontinued operations	—	—	—	4,586	4,586

Net income	$42,239	$21,375	$63,614	$—	$63,614

Depreciation	52,004	429	52,433	—	52,433
Gain on property sales	(7,152)	—	(7,152)	—	(7,152)

Funds from operations (FFO)	87,091	21,804	108,895	—	108,895
Hypothetical tax savings	22,558	—	22,558	—	22,558

FFO as adjusted for hypothetical tax savings	$109,649	$21,804	$131,453	$—	$131,453

FFO per share
Basic	$0.99	$0.25	$1.23	$—	$1.23

Assuming dilution	$0.96	$0.24	$1.20	$—	$1.20

FFO as adjusted for hypothetical tax savings per share
Basic	$1.24	$0.25	$1.49	$—	$1.49

Assuming dilution	$1.20	$0.24	$1.44	$—	$1.44

Average number of common shares outstanding-basic	88,409	88,409	88,409	88,409	88,409
Average number of common shares outstanding-diluted	91,082	91,082	91,082	91,082	91,082

See definition of FFO. Core Segment FFO is consistent with what the Company has given historically for FFO guidance and is consistent with what the Company referred to as “Modified FFO” at quarter end June 30, 2003.

CATELLUS

DEVELOPMENT CORPORATION

Reconciliation of Net Income to Funds From Operations

For the nine months ended September 30, 2002

(In thousands, except per share data)

(Unaudited)

	Nine Months Ended September 30, 2002				Total
	Core Segment	Urban/Res. & Other Segment	Subtotal	Discontinued Operations
Revenue
Rental revenue	$194,750	$—	$194,750	$(2,051)	$192,699
Sales revenue	78,876	60,198	139,074	(30,083)	108,991
Management, development and other fees	3,078	2,573	5,651	—	5,651

	276,704	62,771	339,475	(32,134)	307,341

Costs and expenses
Property operating costs	(51,355)	—	(51,355)	514	(50,841)
Cost of sales	(47,817)	(29,684)	(77,501)	7,778	(69,723)
Selling, general and administrative expenses	(7,418)	(12,386)	(19,804)	—	(19,804)
Corporate administrative costs	(11,155)	(1,593)	(12,748)	—	(12,748)
Depreciation and amortization	(45,040)	(1,166)	(46,206)	540	(45,666)

	(162,785)	(44,829)	(207,614)	8,832	(198,782)

Operating income	113,919	17,942	131,861	(23,302)	108,559

Other income
Equity in earnings of operating joint ventures, net	6,838	—	6,838	—	6,838
Equity in earnings of development joint ventures, net	—	19,825	19,825	—	19,825
Gain on non-strategic asset sales	—	7,242	7,242	—	7,242
Interest income	3,298	4,542	7,840	—	7,840
Other	8,818	251	9,069	—	9,069

	18,954	31,860	50,814	—	50,814

Other expenses
Interest expense	(43,424)	—	(43,424)	790	(42,634)
REIT transition costs	—	—	—	—	—
Other	(1,105)	(72)	(1,177)	—	(1,177)

	(44,529)	(72)	(44,601)	790	(43,811)

Income before minority interests, income taxes and discontinued operations	88,344	49,730	138,074	(22,512)	115,562
Minority Interest	(4,580)	—	(4,580)	—	(4,580)

Income before income taxes and discontinued operations	83,764	49,730	133,494	(22,512)	110,982
Income tax expense	(33,823)	(19,893)	(53,716)	9,055	(44,661)

Income from continuing operations	49,941	29,837	79,778	(13,457)	66,321

Discontinued operations, net of income tax
Gain from disposal of discontinued operations	—	—	—	13,332	13,332
Income from discontinued operations	—	—	—	125	125

Gain from discontinued operations	—	—	—	13,457	13,457

Net income	$49,941	$29,837	$79,778	$—	$79,778

Depreciation	45,609	727	46,336	—	46,336
Gain on property sales	(25,101)	—	(25,101)	—	(25,101)

Funds from operations (FFO)	70,449	30,564	101,013	—	101,013
Hypothetical tax savings	32,394	—	32,394	—	32,394

FFO as adjusted for hypothetical tax savings	$102,843	$30,564	$133,407	$—	$133,407

FFO per share
Basic	$0.81	$0.35	$1.16	$—	$1.16

Assuming dilution	$0.79	$0.34	$1.13	$—	$1.13

FFO as adjusted for hypothetical tax savings per share
Basic	$1.18	$0.35	$1.53	$—	$1.53

Assuming dilution	$1.15	$0.34	$1.49	$—	$1.49

Average number of common shares outstanding-basic	86,928	86,928	86,928	86,928	86,928
Average number of common shares outstanding-diluted	89,539	89,539	89,539	89,539	89,539

See definition of FFO. Core Segment FFO is consistent with what the Company has given historically for FFO guidance and is consistent with what the Company referred to as “Modified FFO” at quarter end June 30, 2003.

CATELLUS

DEVELOPMENT CORPORATION

Balance Sheet Detail and Fully Diluted Shares Outstanding

As of September 30, 2003

(In thousands, except share data)

Balance Sheet Description:		Source for Supplemental Information		September 30, 2003 Book Value
Assets
Rental properties		(Full quarter NOI of $52,427 see page 18)		$1,849,539
Investments in operating joint ventures		(equity in earnings of $540 for Q3-03)		(20,015)

Total rental properties				1,829,524

Development properties	}	(see further detail on page 14)		530,572
Work-in-process				80,324
Investments in development joint ventures				67,358
Other property assets				41,828
Less accumulated depreciation				(443,649)

Total properties				2,105,957

Other assets and deferred charges, net				250,334
includes:
Debt issuance costs and loan fees			$12,374
Straight line rent asset			$30,992
Prepaid leasing commissions			$41,789
Notes receivable				56,696
Accounts receivable				16,739
Assets held for sale				6,332
Restricted cash and investments				43,901
Cash and cash equivalents				193,974

Total Assets				$2,673,933

Liabilities
Income property debt	}	(see further detail on page 12)		$1,203,066
Construction debt				84,374
Revolving credit facility				50,000
Land development, infrastructure, and other debt				93,150

Total mortgage and other debt				1,430,590

Accounts payable and accrued expenses				96,061
Deferred credits and other liabilities				157,009
includes:
Cisco prepaid rent			$97,102
Liabilities associated with assets held for sale				5,303
Deferred income taxes				301,646

Total Liabilities				1,990,609

Stockholders’ Equity
Total stockholders’ equity				683,324

Total Liabilities and Stockholders’ Equity				$2,673,933

Calculation of fully diluted shares outstanding
Shares issued				115,337,758
Treasury shares				(23,647,113)

Shares issued and outstanding				91,690,645
Total options in the money		End of quarter (non-GAAP)	3,657,461
Stock Price @ quarter end			24.450
Average option strike price per share		End of quarter (non-GAAP)	15.617
Dilutive effect (using treasury method)				1,321,347
Director stock units - fully dilutive				112,642

Fully diluted shares outstanding at quarter end				93,124,634

CATELLUS

DEVELOPMENT CORPORATION

Debt Analysis

As of September 30, 2003

(In thousands)

	Total Outstanding Debt	Percentage of Total	2003	2004	2005	2006	2007	Thereafter
Income Property Debt
Fixed rate mortgage loans	$1,060,330	73.85%	$9,420	$17,182	$18,379	$155,138	$22,917	$837,294
Floating rate mortgage loans	142,736	9.94%	922	3,761	113,257	24,796	—	—

Subtotal Income Property Debt	$1,203,066	83.79%	$10,342	$20,943	$131,636	$179,934	$22,917	$837,294

Construction Debt	$84,374	5.88%	$17,032	$67,342	$—	$—	$—	$—

Revolving Credit Facility	$50,000	3.48%	$—	$—	$—	$50,000	$—	$—

Land Development, Infrastructure and Other Debt
Land acquisition and development loans	20,358	1.42%	11,848	4,217	4,218	25	25	25
Assessment district bonds	64,520	4.49%	304	1,130	1,100	1,193	1,327	59,466
Other	8,272	0.58%	104	539	569	594	470	5,996

Subtotal Land Development, Infrastructure and Other Debt	$93,150	6.49%	$12,256	$5,886	$5,887	$1,812	$1,822	$65,487

Total Mortgage and other debt	$1,430,590	99.64%	$39,630	$94,171	$137,523	$231,746	$24,739	$902,781

Debt associated with assets held for sale
Floating rate mortgage loans	$5,258	0.36%	$5,258	$—	$—	$—	$—	$—

Subtotal	$5,258	0.36%	$5,258	$—	$—	$—	$—	$—

Total	$1,435,848	100.00%	$44,888	$94,171	$137,523	$231,746	$24,739	$902,781

Floating and fixed rate debt analysis

	% of Total Debt	Weighted Avg. Interest Rate	Weighted Average Coupon	Weighted Avg. Maturity (years)
Floating	23.90%	3.31%	2.88%	3.10
Fixed	76.10%	7.00%	6.73%	6.92

Total	100.00%	6.12%	5.81%	6.01

CATELLUS

DEVELOPMENT CORPORATION

Capital Expenditures

For the nine months ended September 30, 2003

(In thousands)

Capital expenditures reflected in the statement of cash flows include the following:

Capital expenditures from operating activities (1)
Capital expenditures for development properties	$38,670
Predevelopment	833
Infrastructure and other	19,957
Capitalized interest	3,324
Capitalized property tax	197

Total capital expenditures in operating activities	62,981

Capital expenditures from investing activities (2)
Capital expenditures for investment properties	64,137
Rental properties - building improvements	6,730
Predevelopment	6,293
Infrastructure and other	12,340
Commercial property acquisitions (3)	94,248
Other property acquisitions	447
Tenant improvements	5,491
Capitalized interest	10,922
Capitalized property tax	2,195

Capital expenditures for investment properties	202,803
Contributions to joint ventures	6,028

Total capital expenditures in investing activities	208,831

Total capital expenditures (4)	$271,812

Capital expenditures for the rental portfolio included above:
Tenant improvements	$5,491
Lease commissions - 2nd generation	3,545
Building improvements	6,730

Total	$15,766

(1)	This category primarily includes capital expenditures for properties we intend to build and sell.
(2)	This category primarily includes capital expenditures for properties we intend to hold for our own account.
(3)	In January 2003, we acquired the 10% minority interest owned by other investors in a subsidiary for cash of $60.7 million. The acquisition was accounted for based on the purchase method of accounting.
(4)	Total capital expenditures include capitalized general and administrative expenses of $9 million, net of reimbursements of $0.7 million, and capitalized interest of $14.2 million, net of reimbursements of $1.2 million.

CATELLUS

DEVELOPMENT CORPORATION

Property Book Value by Segment

(In thousands)

(Unaudited)

As of September 30, 2003	Asset Management	Suburban Commercial	Suburban Residential	Urban	Corporate	Total
Rental properties	$1,849,539	$—	$—	$—	$—	$1,849,539
Development properties	—	197,412	61,579	271,581	—	530,572
Work-in-process (see pages 26 and 29)	—	56,121	—	24,203	—	80,324
Investment in development joint ventures	—	1,137	41,642	24,579	—	67,358
Investment in operating joint ventures	(20,015)	—	—	—	—	(20,015)
Furniture and other	2,923	4,292	1,711	1,069	31,833	41,828

Subtotal	1,832,447	258,962	104,932	321,432	31,833	2,549,606
Accumulated depreciation	(408,632)	(4,267)	(1,444)	(8,933)	(20,373)	(443,649)

Total property	$1,423,815	$254,695	$103,488	$312,499	$11,460	$2,105,957

Total debt	$1,271,779	$74,895	$—	$26,029	$57,887	$1,430,590

As of December 31, 2002	Asset Management	Suburban Commercial	Suburban Residential	Urban	Corporate	Total
Rental properties	$1,784,997	$—	$—	$—	$—	$1,784,997
Development properties	—	171,924	52,850	279,495	—	504,269
Work-in-process (see pages 26 and 29)	—	49,938	—	16,915	—	66,853
Investment in development joint ventures	—	561	37,917	19,593	—	58,071
Investment in operating joint ventures	(10,920)	—	—	—	—	(10,920)
Furniture and other	5,238	4,485	1,711	1,070	32,307	44,811

Subtotal	1,779,315	226,908	92,478	317,073	32,307	2,448,081
Accumulated depreciation	(367,479)	(4,210)	(1,355)	(8,236)	(18,643)	(399,923)

Total property	$1,411,836	$222,698	$91,123	$308,837	$13,664	$2,048,158

Total debt	$1,319,992	$154,296	$—	$18,482	$8,184	$1,500,955

CATELLUS

DEVELOPMENT CORPORATION

Gross Margin on Property Sales

For the nine months ended September 30, 2003

(In thousands)

	Asset Management	Suburban Commercial	Suburban Residential	Urban	Pre FAS 144 Subtotal	Less Discontinued Operations	GAAP Total
Buildings
Sales	$28,202	$18,956	$—	$2,068	$49,226	$(28,202)	$21,024
Cost of sales	(21,172)	(16,838)	—	$(1,906)	(39,916)	21,172	(18,744)

Gain	7,030	2,118	—	162	9,310	(7,030)	2,280

Gross margin	24.93%	11.17%	0.00%	7.83%	18.91%	24.93%	10.84%

Land and lots
Sales	—	10,465	26,712	16,319	53,496	—	53,496
Cost of sales	—	(6,602)	(11,726)	(11,267)	(29,595)	—	(29,595)

Gain	—	3,863	14,986	5,052	23,901	—	23,901

Gross margin	0.00%	36.91%	56.10%	30.96%	44.68%		44.68%

Ground leases/other
Sales	2,912	993	—	—	3,905	—	3,905
Cost of sales	(838)	(725)	(522)	—	(2,085)	—	(2,085)

Gain (loss)	2,074	268	(522)	—	1,820	—	1,820

Gross margin	71.22%	26.99%	n/a	0.00%	46.61%		46.61%

Total
Sales	31,114	30,414	26,712	18,387	106,627	(28,202)	78,425
Cost of sales	(22,010)	(24,165)	(12,248)	(13,173)	(71,596)	21,172	(50,424)

	$9,104	$6,249	$14,464	$5,214	$35,031	$(7,030)	$28,001

Gross margin	29.26%	20.55%	54.15%	28.36%	32.85%	24.93%	35.70%

CATELLUS

DEVELOPMENT CORPORATION

Net Operating Income (NOI) and Square Feet by State

September 30, 2003

(In thousands - except for percentages)

Net Operating Income for the three months ended September 30, 2003

	Industrial		Office		Retail		Total
	Net Operating Income	% of Total	Net Operating Income	% of Total	Net Operating Income	% of Total	Net Operating Income	% of Total
Southern California	$12,974	24.6%	$1,534	2.9%	$564	1.1%	$15,072	28.6%
Northern California	7,742	14.7%	4,205	8.0%	1,449	2.7%	13,396	25.4%
Illinois	5,688	10.8%	1,337	2.5%	—	0.0%	7,025	13.3%
Texas	2,367	4.5%	1,555	2.9%	—	0.0%	3,922	7.4%
Colorado	2,474	4.7%	858	1.6%	395	0.7%	3,727	7.0%
Arizona	848	1.6%	—	0.0%	29	0.1%	877	1.7%
Maryland	782	1.5%	—	0.0%	—	0.0%	782	1.5%
Oregon	720	1.4%	115	0.2%	118	0.2%	953	1.8%
Ohio	560	1.1%	—	0.0%	—	0.0%	560	1.1%
Other	409	0.8%	—	0.0%	—	0.0%	409	0.8%
Subtotal	$34,564	65.7%	$9,604	18.1%	$2,555	4.8%	$46,723	88.6%

Ground leases and other							5,396	10.2%
Other properties							116	0.2%
Equity in earnings of JV’s							540	1.0%

Subtotal NOI before discontinued operations							$52,775	100.0%

Less discontinued operations							(131)

Total							$52,644

Square Feet by State - As of September 30, 2003

	Industrial		Office		Retail		Total
	Square Feet	% of Total	Square Feet	% of Total	Square Feet	% of Total	Square Feet	% of Total
Southern California	12,566	32.9%	574	1.5%	176	0.5%	13,316	34.9%
Northern California	5,773	15.2%	807	2.1%	481	1.3%	7,061	18.6%
Illinois	6,268	16.4%	584	1.5%	—	0.0%	6,852	17.9%
Texas	3,264	8.5%	869	2.3%	—	0.0%	4,133	10.8%
Colorado	2,353	6.2%	273	0.7%	100	0.3%	2,726	7.2%
Arizona	1,123	2.9%	—	0.0%	74	0.2%	1,197	3.1%
Ohio	966	2.5%	—	0.0%	—	0.0%	966	2.5%
Oregon	545	1.4%	57	0.1%	37	0.1%	639	1.6%
Maryland	471	1.2%	—	0.0%	—	0.0%	471	1.2%
Other	842	2.2%	—	0.0%	—	0.0%	842	2.2%
Total	34,171	89.4%	3,164	8.2%	868	2.4%	38,203	100.0%

CATELLUS

DEVELOPMENT CORPORATION

Same Space Net Operating Income

For the three months ended September 30, 2003

(In thousands, except per square feet data)

	Q3-03	Q3-02	Increase (Decrease)
Industrial
Rental revenue	$37,318	$35,862	4.1%
Property operating costs	(8,578)	(7,820)	9.7%

Net operating income - adjusted (1)	$28,740	$28,042	2.5%
Adjustments	(196)	—

Net operating income - GAAP	$28,936	$28,042

Square feet	26,688	26,702

Same space occupancy	97.2%	95.0%
Same space NOI (adjusted) psf owned	$1.08	$1.05

Office
Rental revenue	$11,088	$11,774	-5.8%
Property operating costs	(5,414)	(5,617)	-3.6%

Net operating income - adjusted (1)	$5,673	$6,157	-7.9%
Adjustments	—	(104)

Net operating income - GAAP	$5,673	$6,261

Square feet	2,444	2,443

Same space occupancy	88.3%	91.4%
Same space NOI psf owned	$2.32	$2.52

Retail
Rental revenue	$3,632	$3,625	0.2%
Property operating costs	(1,119)	(998)	12.1%

Net operating income - adjusted (1)	$2,513	$2,626	-4.3%
Adjustments	—	—

Net operating income - GAAP	$2,513	$2,626

Square feet	794	794

Same space occupancy	94.3%	95.8%
Same space NOI psf owned	$3.16	$3.31

Total
Same space rental revenue	$52,038	$51,261	1.5%
Same space property operating costs	(15,111)	(14,435)	4.7%

Same space net operating income - adjusted (1)	$36,927	$36,826	0.3%
Adjustments	(196)	(104)

Same space net operating income - GAAP	$37,123	$36,930

Square feet	29,926	29,939

Same space occupancy	96.3%	94.7%
Same space NOI psf owned	$1.23	$1.23

Reconciliation of Same Space NOI to Total NOI
Same space net operating income - GAAP	$37,123	$36,930
New buildings NOI	9,540	3,895
Sold buildings NOI	(1)	593
Ground lease and other property NOI	5,573	6,617
Equity in earnings of joint ventures	540	993

Subtotal NOI before discontinued operations	52,775	49,028
Less discontinued operations	(131)	(615)

Total	$52,644	$48,413

(1)	Adjusted for one time or unusual items such as lease termination fees or other material non-recurring income or expenses.

CATELLUS

DEVELOPMENT CORPORATION

Full Quarter Net Operating Income by State

For the three months ended September 30, 2003

(In thousands, except for percentages)

	NOI (1)	Discontinued Operations	NOI GAAP	Adjustments	Full Quarter NOI (2)	% of Total
Industrial
Southern California	$12,974	$1	$12,975	$240	$13,215	24.9%
Northern California	7,742		7,742		7,742	14.6%
Illinois	5,688		5,688		5,688	10.7%
Texas	2,367		2,367		2,367	4.5%
Colorado	2,474		2,474		2,474	4.7%
Arizona	848		848		848	1.6%
Maryland	782		782		782	1.5%
Oregon	720		720		720	1.4%
Ohio	560		560		560	1.1%
Miscellaneous	409		409	83	492	1.0%

Total industrial	34,564	1	34,565	323	34,888	66.0%

Office
Northern California	4,205		4,205		4,205	7.9%
Texas	1,555		1,555		1,555	2.9%
Southern California	1,534		1,534		1,534	2.9%
Illinois	1,337		1,337		1,337	2.5%
Colorado	858		858		858	1.6%
Oregon	115		115		115	0.2%

Total office	9,604	—	9,604	—	9,604	18.0%

Retail
Northern California	1,449		1,449		1,449	2.7%
Southern California	564		564		564	1.1%
Colorado	395		395		395	0.8%
Arizona	29		29		29	0.1%
Oregon	118		118		118	0.2%

Total retail	2,555	—	2,555	—	2,555	4.9%

Ground lease and other	5,396	(132)	5,264		5,264	9.9%
Other properties	116		116		116	0.2%

Subtotal	52,235	(131)	52,104	323	52,427	99.0%

Equity in earnings of JV’s	540		540	—	540	1.0%

Total	$52,775	$(131)	$52,644	$323	$52,968	100.0%

(1)	Includes discontinued operations.
(2)	Full quarter NOI is calculated as current quarter’s actual NOI adjusted for the following:
(a)	removal of NOI for properties sold,
(b)	removal of NOI for properties placed in service/purchased during the quarter, and
(c)	addition of a full quarter of NOI for those properties placed in service/purchased during the quarter.

CATELLUS

DEVELOPMENT CORPORATION

Buildings Owned and Occupancy

As of September 30, 2003

(In thousands, except for percentages)

	SF Owned	SF Occupied	% Occupied
Industrial
Southern California	12,566	12,349	98.3%
Illinois	6,268	6,123	97.7%
Northern California	5,773	5,631	97.5%
Texas	3,264	2,971	91.0%
Colorado	2,353	2,239	95.2%
Arizona	1,123	1,079	96.1%
Ohio	966	856	88.6%
Kentucky	549	402	73.2%
Oregon	545	545	100.0%
Maryland	471	471	100.0%
Kansas	293	284	96.9%
Total Industrial	34,171	32,950	96.4%

Office
Texas	869	828	95.3%
Northern California	807	596	73.9%
Illinois	584	435	74.5%
Southern California	574	524	91.3%
Colorado	273	251	91.9%
Oregon	57	49	86.0%
Total Office	3,164	2,683	84.8%

Retail
Northern California	481	476	99.0%
Southern California	176	164	93.2%
Colorado	100	88	88.0%
Arizona	74	13	17.6%
Oregon	37	29	78.4%
Total Retail	868	770	88.7%

Total
Southern California	13,316	13,037	97.9%
Northern California	7,061	6,703	94.9%
Illinois	6,852	6,558	95.7%
Texas	4,133	3,799	91.9%
Colorado	2,726	2,578	94.6%
Arizona	1,197	1,092	91.2%
Ohio	966	856	88.6%
Oregon	639	623	97.5%
Kentucky	549	402	73.2%
Maryland	471	471	100.0%
Kansas	293	284	96.9%
Total	38,203	36,403	95.3%

CATELLUS

DEVELOPMENT CORPORATION

Lease Expirations by Square Feet and Base Rent

As of September 30, 2003

(In thousands, except for percentages)

Square Feet

	Industrial		Office		Retail		Total
	Sq Ft	% of Total	Sq Ft	% of Total	Sq Ft	% of Total	Sq Ft	% of Total
2003	1,042	3.2%	54	2.0%	9	1.2%	1,105	3.0%
2004	3,625	11.0%	330	12.3%	110	14.3%	4,064	11.2%
2005	4,581	13.8%	641	23.8%	45	5.8%	5,266	14.4%
2006	3,411	10.4%	142	5.3%	69	9.0%	3,622	10.0%
2007	2,281	6.9%	531	19.8%	18	2.3%	2,830	7.8%
2008	3,088	9.4%	203	7.6%	93	12.1%	3,383	9.3%
2009	2,859	8.7%	163	6.1%	114	14.8%	3,136	8.6%
2010	2,468	7.5%	1	0.0%	34	4.4%	2,502	6.9%
2011	1,450	4.4%	142	5.3%	24	3.1%	1,616	4.4%
2012+	8,146	24.7%	478	17.8%	255	33.0%	8,878	24.4%

	32,950	100.0%	2,683	100.0%	770	100.0%	36,403	100.0%

Base Rent - as of September 2003

	Industrial		Office		Retail		Total
	Base Rent	% of Total	Base Rent	% of Total	Base Rent	% of Total	Base Rent	% of Total
2003	$377	3.1%	$80	1.7%	$18	2.0%	$475	2.7%
2004	1,352	11.1%	491	10.4%	136	15.0%	1,979	11.1%
2005	1,750	14.4%	734	15.6%	84	9.2%	2,569	14.4%
2006	1,340	11.0%	307	6.5%	58	6.4%	1,704	9.6%
2007	947	7.8%	725	15.4%	36	4.0%	1,707	9.6%
2008	1,151	9.5%	313	6.7%	79	8.7%	1,543	8.7%
2009	872	7.2%	219	4.7%	156	17.2%	1,248	7.0%
2010	962	7.9%	4	0.1%	35	3.8%	1,000	5.6%
2011	498	4.1%	204	4.3%	35	3.8%	737	4.1%
2012+	2,926	23.9%	1,629	34.6%	272	29.9%	4,827	27.2%

	$12,175	100.0%	$4,706	100.0%	$910	100.0%	$17,790	100.0%

CATELLUS

DEVELOPMENT CORPORATION

Ten Largest Tenants

As of September 30, 2003

(Based on GAAP rents)

Customer	State	Building Type	% of Total Base Rent as of September 2003
The Gap	CA	Office	6.7%
APL Logistics, Inc.	CA, IL, KY, TX	Industrial	5.2%
Exel Corporation	CA	Industrial	2.6%
Ford Motor Company	CA, CO, KS, TX	Industrial	2.6%
J.C. Penney Company	TX	Office	2.0%
Kellogg USA, Inc.	CA, IL, CO (a)	Industrial	1.9%
Home Depot USA, Inc.	CA (b)	Industrial/Retail	1.6%
Office Depot, Inc.	CA	Industrial/Retail	1.5%
The Gillette Company	CA, IL	Industrial	1.4%
Spicers / LaSalle Paper	CA, OR	Industrial	1.3%

(a)	Includes lease for 81,000 square feet with Keebler Company, which is owned by Kellogg
(b)	Includes lease for 117,000 square feet, doing business as Home Expo

CATELLUS

DEVELOPMENT CORPORATION

Consolidated Land Inventory

As of September 30, 2003

(Square feet in thousands)

	Industrial	R&D, Biotech & Office	CBD Office	Retail/ Entertainment	Total
					Total Commercial	Hotel	Residential
	(square feet)				(square feet)	(rooms)	(lots)	(units)	Total
Suburban Commercial:	27,810	4,703	—	939	33,452	—	—	—	—

Urban:
Mission Bay (San Francisco)	—	4,537	—	548	5,085	500		3,263	3,263
Union Station (Los Angeles)	—	—	5,175	675	5,850	—		—	—
Santa Fe Depot (San Diego)	—	—	440	270	710	—		425	425

Subtotal					11,645	500		3,688	3,688

Suburban Residential: Lots	—	—	—	—	—	—	3,248	—	3,248
Units	—	—	—	—	—	—	—	—	—

Subtotal	—	—	—	—	—	—	3,248	—	3,248

Total	27,810	9,240	5,615	2,432	45,097	500	3,248	3,688	6,936

Entitlement Status:
Entitled	26,483	9,240	5,615	2,432	43,770	500	3,134	3,688	6,822
Entitlements In Progress	1,327	—	—	—	1,327	—	114		114

	27,810	9,240	5,615	2,432	45,097	500	3,248	3,688	6,936

CATELLUS

DEVELOPMENT CORPORATION

Suburban Commercial Land Inventory

(Based on square feet, in thousands)

		01/01/03 Square Feet	Year to Date Activity				09/30/03 Square Feet
Project Name	Location		Adjustments	Acquisitions	Sales/ Leases	Development
Southern California
Kaiser Commerce Center	San Bernardino County	3,214	—	—	—	(1,067)	2,147
Crossroads Business Park	Ontario	2,016	—	—	—	—	2,016	(1)
Rancho Pacific Distribution Centre	Rancho Cucamonga	318	—	—	(6)	—	312
San Bernardino	San Bernardino	—	—	865	—	—	865
Pacific Center	Anaheim	44	—	—	—	—	44

Subtotal Southern California		5,592	—	865	(6)	(1,067)	5,384

Northern California
Pacific Commons	Fremont	3,634	(1,251)	—	—	(58)	2,325
Duck Creek	Stockton	2,000	—	—	—	—	2,000
Spreckels Business Park	Manteca	686	—	—	—	—	686
Manteca Spreckels II	Manteca	—	—	200	—	—	200
Regatta Business Park	Richmond	89	—	—	—	—	89

Subtotal Northern California		6,409	(1,251)	200	—	(58)	5,300

Subtotal California		12,001	(1,251)	1,065	(6)	(1,125)	10,684

Illinois
Minooka	Minooka	2,298	—	1,412	—	—	3,710
Internationale Centre	Woodridge	975	—	—	—	—	975
Prairie Glen Corporate Campus	Glenview	12	—	90	—	—	102
Joliet	Joliet	371	32	—	—	—	403
Internationale Centre West	Romeoville	102	(85)	—	—	—	17

Subtotal Illinois		3,758	(53)	1,502	—	—	5,207

Texas
Hobby Business Park	Houston	1,969	(269)	—	—	—	1,700
Gateway Corporate Center	Coppell	1,120	—	—	—	—	1,120
Stellar Way Business Park	Grand Prairie	814	—	—	—	—	814
Gateway East Business Park	Garland	763	—	—	—	—	763
Plano	Plano	403	—	—	—	—	403
Ford	Ft. Worth	104	—	—	—	—	104

Subtotal Texas		5,173	(269)	—	—	—	4,904

Northeast
Ford Winchester	Winchester, VA	—	—	252	—	(252)	—
Quakertown, PA	Milford (Bucks County), PA	—	—	1,336	—	—	1,336
Carteret, NJ	Carteret, NJ	—	—	367	—	—	367

Subtotal Northeast		—	—	1,955	—	(252)	1,703

Other
Eastgate	Aurora, CO	—	—	4,000	—	—	4,000
Stapleton Business Park	Denver, CO	609	326	—	(185)	—	750
South Shore Corp. Park	Gresham/Portland, OR	1,111	(346)	—	(58)	—	707
Circle Point Corporate Center	Westminster, CO	685	—	—	(119)	—	566
Cedar Grove Business Park	Louisville, KY	545	—	—	—	—	545
Douglas Hill Business Park	Atlanta, GA	—	—	1,271	—	(977)	294
Santa Fe Industrial Center	Oklahoma City, OK	300	—	—	(300)	—	—
Ford Shawnee	Shawnee, KS	—	—	223	—	(223)	—

Subtotal Other		3,250	(20)	5,494	(662)	(1,200)	6,862

Subtotal Outside of California		12,181	(342)	8,951	(662)	(1,452)	18,676

Total Owned Land		24,182	(1,593)	10,016	(668)	(2,577)	29,360

Option/Controlled Land
Alameda (FISC)	Alameda, CA	1,300	—	—	—	—	1,300
Prairie Glen Corporate Campus	Glenview, IL	425	—	(90)	—	—	335
Minooka	Minooka, IL	4,888	(1,019)	(1,412)	—	—	2,457

Total Inventory		30,795	(2,612)	8,514	(668)	(2,577)	33,452

(1)	All entitled except for 1,327 square feet included in Crossroads Business Park for which entitlement is in process.

CATELLUS

DEVELOPMENT CORPORATION

Suburban Commercial

Construction starts and completions

(In square feet)

Construction Starts - YTD September 30, 2003

Location		Start Date	% Leased	Square Feet
Shawnee	KS	Feb-03	100%	223,000	(1)
Atlanta	GA	Mar-03	100%	341,000	(1)
Atlanta	GA	Mar-03	100%	341,000	(1)
Atlanta	GA	Mar-03	100%	295,000	(1)
San Bernardino County	CA	May-03	100%	450,000	(1)
Winchester	VA	Jun-03	100%	252,000	(1)
San Bernardino County	CA	Jun-03	0%	617,000	(1)
Fremont	CA	Jun-03	Build to Sell	50,000	(2)
Fremont	CA	Jun-03	Build to Sell	8,000	(2)

Total construction starts				2,577,000

(1) Total to be added to portfolio			76%	2,519,000
(2) Total build to sell			—	58,000
(3) Total design build for fee only			—	—
(4) Total joint venture			—	—

Construction Completions - YTD September 30, 2003

Location		Completion Date	% Leased	Square Feet
Denver	CO	Feb-03	100%	148,000	(1)
Romeoville	IL	Feb-03	100%	346,000	(1)
Denver	CO	Feb-03	Fee	145,000	(3)
Denver	CO	Apr-03	100%	171,000	(1)
Glenview	IL	Apr-03	Fee	185,000	(3)
Portland	OR	May-03	100%	97,000	(1)
San Bernardino County	CA	May-03	100%	468,000	(1)
Avon	CO	May-03	Joint Venture	118,000	(4)
San Bernardino County	CA	Jun-03	Build to Sell	600,000	(2)
Avon	CO	Jul-03	Joint Venture	187,000	(4)
Ontario	CA	Sep-03	100%	578,000	(1)
Shawnee	KS	Sep-03	100%	223,000	(1)

Total completions				3,266,000

(1) Total to be added to portfolio			100%	2,031,000
(2) Total build to sell			—	600,000
(3) Total design build for fee only			—	330,000
(4) Total joint venture			—	305,000

CATELLUS

DEVELOPMENT CORPORATION

Suburban Commercial

Properties under construction

(In square feet)

Under Construction as of September 30, 2003

Location		Building Type	Start Date	Estimated Completion Date	% Leased	Square Feet
Portland	OR	Industrial	Sep-01	Mar-04	0%	84,000	(1)
Gresham	OR	Industrial	Dec-02	Oct-03	Build to Sell	200,000	(2)
Atlanta	GA	Industrial	Mar-03	Mar-04	100%	341,000	(1)
Atlanta	GA	Industrial	Mar-03	Mar-04	100%	341,000	(1)
Atlanta	GA	Industrial	Mar-03	Apr-04	100%	295,000	(1)
San Bernardino County	CA	Industrial	May-03	Mar-04	100%	450,000	(1)
Winchester	VA	Industrial	Jun-03	Jan-04	100%	252,000	(1)
San Bernardino County	CA	Industrial	Jun-03	Mar-04	0%	617,000	(1)
Fremont	CA	Industrial	Jun-03	Jan-04	Build to Sell	50,000	(2)
Fremont	CA	Office	Jun-03	Jan-04	Build to Sell	8,000	(2)

Total						2,638,000

(1) Total to be added to portfolio					71%	2,380,000
(2) Total build to sell					—	258,000
(3) Total design build for fee only					—	—
(4) Total joint venture					—	—

CATELLUS

DEVELOPMENT CORPORATION

Suburban Commercial Work-in-Process

As of September 30, 2003 and December 31, 2002

(In thousands)

Work-in-Process as of September 30, 2003

	Development To be Retained	Development To be Sold	Total Work-in- Process
Square feet	2,380	258	2,638

Land costs	$13,229	$4,550	$17,779
Buildings costs	26,534	11,808	38,342

Spent-to-date	39,763	16,358	56,121
Forecast to complete	33,641	2,564	36,205

Total	$73,404	$18,922	$92,326

Work-in-Process as of December 31, 2002

	Development To be Retained	Development To be Sold	Total Work-in- Process
Square feet	1,892	800	2,692

Land costs	$10,822	$9,117	$19,939
Buildings costs	26,234	3,765	29,999

Spent-to-date	37,056	12,882	49,938
Forecast to complete	31,911	15,707	47,618

Total	$68,967	$28,589	$97,556

CATELLUS

DEVELOPMENT CORPORATION

Urban Development

Construction starts and completions

(In square feet)

Construction Starts - Third Quarter 2003

Construction Starts	Start Date	% Leased	Square Feet
N/A

Total construction starts	—	—	—

Construction Completions - YTD September 30, 2003

Completed Development	Completion Date	% Leased	Square Feet
Mission Bay Block N2P1, San Francisco	Sep-03	Build to sell	3,500	(a)

Total completions		—	3,500

(1) Total to be added to portfolio		—	—
(2) Total build to sell		—	3,500
(3) Total design build for fee only		—	—
(4) Total joint venture		—	—

(a)	Consists of 3 condominium units sold

CATELLUS

DEVELOPMENT CORPORATION

Urban Development

Properties under construction

(In square feet)

Under Construction as of September 30, 2003

Location		Building Type	Start Date	Estimated Completion Date	% Leased	Square Feet
Mission Bay Block N2P1, San Francisco	CA	Mixed Use	Dec-01	Jun-04	13%	33,000	(1)
Mission Bay Block N2P1, San Francisco	CA (a)	Residential	Dec-01	Nov-03	0%	41,500	(2)
Mission Bay Block N1, San Francisco	CA	Office, Retail	Sep-01	Feb-04	49%	127,000	(4)
Mission Bay Block N1, San Francisco	CA	Residential	Sep-01	Jun-04	0%	568,000	(4)

Total					9%	769,500

(1) Total to be added to the portfolio					13%	33,000
(2) Total build to sell					—	41,500
(3) Total design build for fee only					—	n/a
(4) Total joint venture					9%	695,000

(a)	Consists of 31 for-sale condominium units

CATELLUS

DEVELOPMENT CORPORATION

Urban Development Work-in-Process

As of September 30, 2003 and December 31, 2002

(In thousands)

Work-in-Process as of September 30, 2003

	Development To be Retained	Development To be Sold	Total Work-in- Process
Square feet	33	42	75

Land costs	$1,089	$1,209	$2,298
Buildings costs	6,679	15,226	21,905

Spent-to-date	7,768	16,435	24,203
Forecast to complete	1,888	4,755	6,643

Total forecasted to complete	$9,656	$21,190	$30,846

Work-in-Process as of December 31, 2002

	Development To be Retained	Development To be Sold	Total Work-in- Process
Square feet	33	45	78

Land costs	$1,089	$1,326	$2,415
Buildings costs	6,135	8,365	14,500

Spent-to-date	7,224	9,691	16,915
Forecast to complete	3,108	14,080	17,188

Total forecast to complete	$10,332	$23,771	$34,103

CATELLUS

DEVELOPMENT CORPORATION

Suburban Residential Land Inventory

	Ownership or Controlled Interest	Actual/Estimated First Closing Date	Average Revenue per Lot/Current Home Price Range	12/31/2002 Total Lots/ Homes	2003 Activity	As of September 30, 2003
					Lot/Home Closings	Total Lots/ Homes	Entitled	Catellus Equivalent Units
100% Owned:
Vista Range, Commerce City, CO	100%	Q3, 2003	$10,818	2,149	(2,149)	—	—	—
Alameda, CA	100%	Q2, 2004	TBD	485		485	485	485	(a)
Victoria by the Bay, Hercules, CA	100%	Q3, 2000	$105,000-160,000	22	(21)	1	1	1	(b)
Westbluffs, Playa del Rey, CA	100%	TBD	TBD	114		114	114	114	(c)

Joint Venture Land Development:
Serrano, Sacramento, CA	50%	Q4,1998	$100,000-364,000	1,190	(47)	1,143	1,143	572
Parkway, Sacramento, CA	50%	Q3, 2001	$50,000-100,000	538		538	538	269
Talega, San Clemente, CA	30%	Q4, 1998	$100,000-150,000	1,226	(259)	967	967	290

				5,724	(2,476)	3,248	3,248	1,731

Joint Venture Home building:
Talega Seniors, San Clemente, CA	50%	Q3, 2001	$385,000-592,000	65	(65)	—	—	—

Total				5,789	(2,541)	3,248	3,248	1,731

(a)	Of the 485 lots, we own 190 and have the option to purchase 295 lots
(b)	A commercial site
(c)	We have entitlements for this project; however, the entitlements are being challenged under the California Environmental Quality Act and the California Coastal Act.

CATELLUS

DEVELOPMENT CORPORATION

Definitions

Base rent is computed on a GAAP basis.

Construction completion A building is considered complete at the earlier of twelve months after completion of the shell or rent commencement on 50% of the space.

EBITDA is calculated by adding the interest, taxes, depreciation and amortization for both continuing and discontinued operations to net income.

Fixed charge coverage ratio is calculated as EBITDA divided by total interest incurred (including capitalized interest) for both continuing and discontinued operations, less non-cash interest incurred (amortization of deferred loan fees), plus regularly scheduled principal amortization.

Funds from operations (“FFO”)

As part of Catellus’ REIT conversion, the company provides a supplemental performance measure of Funds From Operations (“FFO”), as defined by the National Association of Real Estate Investment Trusts (“NAREIT”), which Catellus believes provides a useful measure, along with GAAP net income, of its operating performance. Additionally, the company provides FFO in two segments: Core and Urban/Residential/Other. The first segment, or Core Segment, reflects the focal part of Catellus’ business that it expects will be ongoing and central to its future operations. The second segment, or Urban/Residential/Other Segment, reflects the company’s urban and residential businesses, including residential lot development, urban development, and desert land sales, which the company fully intends to transition out of over time. This segment also includes REIT conversion costs, including third party costs, net tax liability reversals due to the REIT conversion, and the effects of the stock option exchange. Core Segment FFO is consistent with what the company has given historically for FFO guidance and is consistent with what the company referred to as “Modified FFO” at quarter ended June 30, 2003. Both segments will be fully disclosed in the footnotes to the financial statements for year-end 2003. Prior to the effective date of the REIT conversion, scheduled for January 1, 2004, the company will present FFO adjusted for hypothetical tax savings as if the company had operated and been taxed as a REIT.

While FFO is a relevant and widely used measure of operating performance of equity REITs, other equity REITs may use different methodologies for calculating FFO and, accordingly, FFO as disclosed by other REITs may not be comparable to FFO as used by us. FFO is not a measure of operating results or cash flows from operating activities as defined by generally accepted accounting principles. Further, FFO is not necessarily indicative of cash available to fund cash needs and should not be considered as an alternative to cash flows from operations as a measure of liquidity. We believe that FFO provides relevant information about our operations and is useful, along with net income, for an understanding of our operating activities.

Interest coverage ratio is calculated as EBITDA divided by total interest incurred (including capitalized interest) for both continuing and discontinued operations less non-cash interest (amortization of deferred loan fees).

Net operating income (NOI) represents revenue less property operating costs (including the portion from discontinued operations) and equity in earnings of operating joint ventures, net (as reflected in the accompanying statement of operations).

Recurring capital expenditure is the cost associated with re-tenanting leasable space including building improvements, tenant improvements and lease commissions.

Same space properties are properties that have been owned and operated for both the current and preceding years.

Same space net operating income represents GAAP basis rental revenue less property operating costs with adjustments to revenue or expenses for one-time, unusual, or non-recurring items such as receipt of lease termination fees.

Straight line rent adjustments is the adjustment to income for the difference between —(a) the total of the rents anticipated to be received over the life of the contractual lease (including contractual rent increases) divided by the number of months in the lease times the number of months in the period being measured, and (b) the actual rents due for the period being measured.

Total market capitalization is total market value of a company’s outstanding common stock and indebtedness.

CATELLUS

DEVELOPMENT CORPORATION

Except for historical matters, the matters discussed in this supplemental financial package are forward-looking statements that involve risks and uncertainties. Forward-looking statements include, but are not limited to, statements about plans, opportunities, and development. We caution you not to place undue reliance on these forward-looking statements, which reflect our current beliefs and are based on information currently available to us. We do not undertake any obligation to publicly revise these forward-looking statements to reflect future events or changes in circumstances, except as may be required by law.

These forward-looking statements are subject to risks and uncertainties that could cause our actual results, performance, or achievements to differ materially from those expressed in or implied by these statements. In particular, among the factors that could cause actual results to differ materially are: ability to obtain the consents and satisfy the various other requirements for consummating the conversion of our business to a real estate investment trust (REIT) and the timing of the REIT conversion; changes in the real estate market or in general economic conditions, including a worsening economic slowdown or recession; product and geographical concentration; industry competition; availability of financing and changes in interest rates and capital markets; changes in insurance markets; discretionary government decisions affecting the use of land, and delays resulting therefrom; changes in the management team; weather conditions and other natural occurrences that may affect construction or cause damage to assets; changes in income taxes or tax laws; liability for environmental remediation and changes in environmental laws and regulations; failure or inability of third parties to fulfill their commitments or to perform their obligations under agreements; failure of parties to reach agreement or definitive terms or to close transaction; increases in the cost of land and construction materials and availability of properties for future development; limitations on, or challenges to, title to our properties; risks related to the financial strength of joint venture projects and co-owners; changes in policies and practices of organized labor groups; shortages or increased costs of electrical power; other risks inherent in the real estate business; and acts of war, other geopolitical events and terrorists activities that could adversely affect any of the above factors.

For further information, including more detailed risk factors, you should refer to Catellus Development Corporation’s report on Form 10-K/A for the fiscal year ended December 31, 2002, and its report on Form 10-Q for the quarter ended June 30, 2003, filed with the Securities and Exchange Commission (“SEC”), as well as the proxy statement/prospectus on a Form S-4 registration statement filed with the SEC by Catellus SubCo, Inc., a wholly owned subsidiary of Catellus Development Corporation.